SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

                                     FORM 8-K

                                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                                            Date of ReportLDate of earliest event reported: November 12, 2008

      ETERNAL TECHNOLOGIES GROUP, INC.
(Exact name of Registrant as specified in its charter)

                                           0-27929
(Commission file number)

                                                                                                                                                 Nevada                                                                                    62-1655508

(                                        State or other jurisdiction of incorporation)                                 (I.R.S. Employer Identification Number)

Suite 2007, Main Block, JINZHONGHUAN COMMERCIAL TOWER
3037TH JINTIAN ROAD, FUTIAN DISTRICT
SHENZHEN GUONGDONG PROVINCE, CHINA 518048
(Address of principal executive offices)  (Zip code)

011-86-22-2721-7020
(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below. If the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A-2.below).

⁭     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)

⁭     Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

Ite

              Item 8.01   OTHER EVENTS

Because of the current world-wide financial crisis, the Board of Directors has determined to defer the Company’s ANNUAL SHAREHOLDERS MEETING UNTIL EARLY SPRING, 2009.

It i   It is anticipated that the meeting when held will be in either San Diego or Los Angeles.

AMONG THE MATTERS TO BE CONSIDERED ARE THE FOLLOWING:

1.	Review of current operations

2.	Potential spin-off of an existing business

3.	Corporate reorganization

4.	Election of Directors

5.	Radification of the elecrion of the auditors

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                ETERNAL TECHNOLOGIES GROUP, INC.

November 12, 2008	/s/ Jiansheng Wei
Jiansheng Wei
President and Chief Executive Officer